BMT Investment Funds
(the “Trust”)

BMT Multi-Cap Fund
(the “Fund”)

Supplement dated January 11, 2019 to the
Statement of Additional Information (“SAI”) for the Fund dated September 28, 2018

Effective January 9, 2019, the Board of Trustees (the “Board”) of the Trust has appointed Marc Jenkins as the Treasurer and Principal Financial Officer of the Trust. Mr. Jenkins replaced Michael W. Harrington, who served as the Treasurer and Principal Financial Officer of the Trust until January 9, 2019. In addition, effective October 11, 2018, the Board appointed Stephen M. Wellman to serve as Assistant Secretary of the Trust. The Trustees and Officers Table starting on page 19 of the SAI is hereby amended to include the following information regarding Mr. Jenkins and Mr. Wellman:

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years
Marc Jenkins Age: 48	Treasurer and Principal Financial Officer	Indefinite Term; Since 2019
Senior Vice President & Chief Financial Officer, Bryn Mawr Trust Wealth Management Division (2018 to Present); Regional Finance Manager, Wells Fargo Company (2003 to 2018); Senior Vice President & Regional Investment Manager Wells Fargo Company (2014 to 2018); Senior Vice President & Regional Finance Manager, Wells Fargo Company (2009 to 2013).

Stephen M. Wellman Age: 56	Assistant Secretary	Indefinite Term; Since 2018
Senior Vice President & Chief Operating Officer, Bryn Mawr Trust Company Wealth Management Division (2016 to present); Senior Vice President, Cipperman Compliance Services (2015 to 2016); Senior Vice President, Chief Operating Officer, Echo Point Investment Management (2010 to 2014).

*    The address for each officer is 10 South Bryn Mawr Avenue, Bryn Mawr, Pennsylvania 19010.

This supplement should be retained with your SAI for future reference.